Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Summary Prospectuses for RS Global Natural Resources Fund

(Class A, C, K, and Y shares) dated May 1, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus, dated May 1, 2013, as supplemented January 7, 2014, and SAI, dated May 1, 2013, as revised January 7, 2014, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2012.

Effective January 7, 2014, the following paragraph is added under the section titled “Management of the Fund:”

It is expected that, late in the first quarter of 2014 or in the second quarter of 2014, SailingStone Capital Partners LLC (SailingStone) will begin serving as sub-adviser for the Fund and that portfolio managers at SailingStone will assume responsibility for the day-to-day management of the Fund. SailingStone is a newly formed investment advisory firm founded by members of the portfolio management team currently responsible for the day-to-day management of the Fund. Implementation of the sub-advisory agreement is subject to approval by the Board of Trustees of RS Investment Trust and shareholders of the Fund. SailingStone may act as sub-adviser to the Fund pursuant to a temporary sub-advisory agreement in anticipation of shareholder approval of a definitive agreement.

January 7, 2014